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                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                 Date of Report
                               September 3, 1999

                          WESTERN WIRELESS CORPORATION
               (Exact Name of Registrant as Specified in Charter)

                                   Washington
                 (State or Other Jurisdiction of Incorporation)

              000-28160                               91-1638901
       (Commission File Number)           (IRS Employer Identification No.)

                              3650 131st Avenue SE
                              Bellevue, WA  98006
                    (Address of Principal Executive Offices)
                                   (Zip Code)

      Registrant's telephone number, including area code:  (425) 586-8700

--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS

On September 2, 1999, Western Wireless Corporation issued the following press release:

FOR IMMEDIATE RELEASE
FOR FURTHER INFORMATION CONTACT:
Investment Community:               Media:
Gina Haggerty                       John Snyder
(425) 586-8671                      Snyder Buscher Group
gina.haggerty@wwireless.com         (206) 652-9704
                                    jsnyder@sbgir.com

    WESTERN WIRELESS ANNOUNCES THE ACQUISITION OF THREE RURAL SERVICE AREAS

    BELLEVUE, WA (September 2, 1999) - Western Wireless Corporation (NASDAQ:
WWCA), a leading provider of wireless communications services, announced today that it has executed definitive agreements with K.O. Communications, Inc., NetWireless L.L.C. and American Rural Cellular, Inc. whereby Western Wireless will acquire Rural Service Area (RSA) licenses and related assets for Texas 7, Arkansas 11 and Utah 5, which cover approximately 520,000 people. The transactions are valued at approximately $195 million. The markets served approximately 27,000 subscribers and produced approximately $7.8 million in EBITDA for the 6 months ended June 30, 1999.

    "The acquisition of these markets furthers Western's mission to become the premier communications provider in the United States," said Mikal Thomsen, president and chief operating officer of Western Wireless. "The markets are underpenetrated relative to other markets in their areas and contain significant stretches of Interstate highway. These markets will allow us to expand coverage areas to our existing wireless subscribers as well as provide new opportunities for the subscribers in each of the new markets. We are excited by the opportunity to build on the outstanding foundation provided by our predecessors and to continue to realize the outstanding potential these markets hold."

    Consummation of the transactions is subject to regulatory approvals. Western Wireless expects the closing of the transactions to occur in the fourth quarter of 1999.

    Based in Bellevue, Washington, Western Wireless Corporation is a leading provider of wireless communication services in the western United States, as well as internationally. It currently offers cellular service marketed under the Cellular One name in 18 western states. Through its subsidiaries, Western Wireless also holds licenses to offer wireless service in 7 countries.

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          WESTERN WIRELESS CORPORATION

                                          Dated:  September 3, 1999

                                          By    /s/ Alan R. Bender
                                              --------------------------------
                                          Alan R. Bender
                                          Executive Vice President,
                                          General Counsel and Secretary